Exhibit 99.4

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Tim Skidmore Chief Financial Officer

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[LOGO]

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CONFIDENCE

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Failing to recognize your flaws Inability to identify your strengths CONFIDENCE

2018 Priorities: Strengthen AND Grow Strengthen Relationships Employee Engagement Owner/Customer Engagement Grow Core Business Equity Management

2018 Priorities: Strengthen and Grow Strengthen Relationships Employee Engagement Owner/Customer Engagement Grow Core Business Sharpen Operational Excellence Safety CHS United Centers of Excellence Finance, Credit Risk Management RESTORE Financial Flexibility Expense Working Capital CapEx Optimize Assets Equity Management

$481 Million In specific event-related charges

RESTORE Financial Flexibility Expense Working Capital CapEx Optimize Assets Equity Management

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Financial Discipline Candid and transparent Disciplined process Intense rigor

Revenues $ in billions 08 09 10 11 12 13 14 15 16 17 0 10 20 30 40

Net Income $ in millions 08 09 10 11 12 13 14 15 16 17 0 250 500 750 1000 1250

Consolidated Earnings $ in millions Energy Ag Nitrogen Production Foods Corporate and Other Taxes Noncontrolling Interests 2017 2016 $76.9 (230.8) 29.7 26.0 43.4 182.1 $127.9 0.6 $275.4 30.9 34.1 64.8 14.7 4.1 $424.2 .2

$54.8 Million Loss Pre-tax Income

Consolidated Earnings $ in millions Energy Ag Nitrogen Production Foods Corporate and Other Taxes Noncontrolling Interests 2017 2016 $76.9 (230.8) 29.7 26.0 43.4 182.1 $127.9 0.6 $275.4 30.9 34.1 64.8 14.7 4.1 $424.2 .2

Consolidated Earnings $ in millions Energy Ag Nitrogen Production Foods Corporate and Other Taxes Noncontrolling Interests 2017 2016 $76.9 (230.8) 29.7 26.0 43.4 182.1 $127.9 0.6 $275.4 30.9 34.1 64.8 14.7 4.1 $424.2 .2

Consolidated Earnings $ in millions Energy Ag Nitrogen Production Foods Corporate and Other Taxes Noncontrolling Interests 2017 2016 $76.9 (230.8) 29.7 26.0 43.4 182.1 $127.9 0.6 $275.4 30.9 34.1 64.8 14.7 4.1 $424.2 .2

Consolidated Earnings $ in millions Energy Ag Nitrogen Production Foods Corporate and Other Taxes Noncontrolling Interests 2017 2016 $76.9 (230.8) 29.7 26.0 43.4 182.1 $127.9 0.6 $275.4 30.9 34.1 64.8 14.7 4.1 $424.2 .2

Consolidated Earnings $ in millions Energy Ag Nitrogen Production Foods Corporate and Other Taxes Noncontrolling Interests 2017 2016 $76.9 (230.8) 29.7 26.0 43.4 182.1 $127.9 0.6 $275.4 30.9 34.1 64.8 14.7 4.1 $424.2 .2

Beauty shot of coop to come from David

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Grain scenic to come from David

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STRENGTHEN & GROW

2017 CHS ANNUAL MEETING

STRENGTHEN & GROW

2017 CHS ANNUAL MEETING

Tim Skidmore

Chief Financial Officer


STRENGTHEN
& GROW


STRENGTHEN
& GROW


TerraGator
STRENGTHEN
& GROW


STRENGTHEN
& GROW

CONFIDENCE


can start using today."
CONFIDENCE
How Winning Streaks & Losing Streaks Begin & End
ROSABETH
CONFIDENCE
STRENGTHEN
& GROW


Failing to recognize your flaws
CONFIDENCE
Inability to identify your strengths

2018 Priorities: Strengthen AND Grow

STRENGTHEN RELATIONSHIPS

- Employee Engagement
- Owner/Customer Engagement
- Grow Core Business

Equity Management

STRENGTHEN
& GROW

2018 Priorities: Strengthen and Grow

STRENGTHEN RELATIONSHIPS

- Employee Engagement
- Owner/Customer Engagement
- Grow Core Business

SHARPEN OPERATIONAL EXCELLENCE

- Safety
- CHS United
- Centers of Excellence Finance, Credit
- Risk Management

RESTORE FINANCIAL FLEXIBILITY

- Expense
- Working Capital
- CapEx
- Optimize Assets
- Equity Management

$481 Million

In specific
event-related charges

RESTORE FINANCIAL FLEXIBILITY

- Expense
- Working Capital
- CapEx
- Equity Management
- Optimize Assets


CENEX
STRENGTHEN
& GROW

Financial Discipline

- Candid and transparent
- Disciplined process
- Intense rigor

Revenues

$ in billions



40
30
20
10
0
08
09
10
11
12
13
14
15
16
17

STRENGTHEN & GROW

Net Income

$ in millions


1250
1000
750
500
250
0
08
09
10
11
12
13
14
15
16
17

STRENGTHEN & GROW

Consolidated Earnings

$ in millions

	2017	2016
Energy	$76.9	$275.4
Ag	(230.8)	30.9
Nitrogen Production	29.7	34.1
Foods	26.0	64.8
Corporate and Other	43.4	14.7
Taxes	182.1	4.1
Noncontrolling Interests	0.6	.2
	$127.9	**$424.2**

$54.8 Million Loss

Pre-tax Income

Consolidated Earnings

$ in millions	2017	2016
Energy	**$76.9**	**$275.4**
Ag	(230.8)	30.9
Nitrogen Production	29.7	34.1
Foods	26.0	64.8
Corporate and Other	43.4	14.7
Taxes	182.1	4.1
Noncontrolling Interests	0.6	.2
	$127.9	**$424.2**

STRENGTHEN & GROW

Consolidated Earnings

$ in millions	2017	2016
Energy	$76.9	$275.4
Ag	**(230.8)**	**30.9**
Nitrogen Production	29.7	34.1
Foods	26.0	64.8
Corporate and Other	43.4	14.7
Taxes	182.1	4.1
Noncontrolling Interests	0.6	.2
	$127.9	**$424.2**

STRENGTHEN & GROW

Consolidated Earnings

$ in millions	2017	2016
Energy	$76.9	$275.4
Ag	(230.8)	30.9
Nitrogen Production	**29.7**	**34.1**
Foods	26.0	64.8
Corporate and Other	43.4	14.7
Taxes	182.1	4.1
Noncontrolling Interests	0.6	.2
	$127.9	**$424.2**

STRENGTHEN & GROW

Consolidated Earnings

$ in millions	2017	2016
Energy	$76.9	$275.4
Ag	(230.8)	30.9
Nitrogen Production	29.7	34.1
Foods	**26.0**	**64.8**
Corporate and Other	43.4	14.7
Taxes	182.1	4.1
Noncontrolling Interests	0.6	.2
	$127.9	**$424.2**

STRENGTHEN & GROW

Consolidated Earnings

$ in millions	2017	2016
Energy	$76.9	$275.4
Ag	(230.8)	30.9
Nitrogen Production	29.7	34.1
Foods	26.0	64.8
Corporate and Other	**43.4**	**14.7**
Taxes	182.1	4.1
Noncontrolling Interests	0.6	.2
	$127.9	**$424.2**

STRENGTHEN & GROW


STRENGTHEN
& GROW


CONFIDENCE
How Winning Streaks & Losing Streaks Begin & End
ROSABETH
KANTER
CONFIDENCE
STRENGTHEN & GROW


STRENGTHEN
& GROW


STRENGTHEN
& GROW

